SECURED PROMISSORY NOTE
                            -----------------------

$4,000,000                                                     JANUARY ___, 2003

SECTION 1.   PAYMENT  OF  NOTE.
             -----------------

     FOR VALUE RECEIVED, E MERCHANT PROCESSING, INCORPORATED (the "Borrower"), a
                                                                   --------
Colorado corporation, hereby promises to pay to the order of IIG CAPITAL LLC as agent for IIG TRADE OPPORTUNITIES FUND N.V. or its successors or assigns (the "Lender"), at its offices at 17 State Street, 18th Floor, New York, New York
--------
10004, the principal sum of FOUR MILLION DOLLARS ($4,000,000), or such lesser amount as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining under this Secured Promissory Note (this "Note") on the dates and in the amounts provided herein,
                         ----
until the amounts advanced hereunder plus interest shall be paid in full. Amounts payable hereunder shall be payable to the Lender without set-off or counterclaim by wire transfer of immediately available funds, in lawful money of the United States of America, to the bank account of the Lender as provided by the Lender in writing to the Borrower.

SECTION 2.   PAYMENTS; INTEREST.
             ------------------

     (a)  INTEREST  RATE.  The  principal  amount  outstanding from time to time
          --------------
hereunder shall bear interest at a rate equal to 19% per annum, calculated daily on the basis of a 360-day year and the actual number of days elapsed.

     (b)  PAYMENTS.  The  accrued interest on this Note shall be due and payable
          --------
on the first day of each calendar month, beginning with February 1, 2003. The outstanding principal on this Note shall be due and payable on the first day of the months and in the amounts set forth in the following table:

PAYMENT DATE(S)                                 PAYMENT AMOUNT
----------------------------------------------  ---------------
Each of June 1, 2003 and July 1, 2003           $        50,000
----------------------------------------------  ---------------
Each of August 1, 2003, September 1, 2003 and   $       100,000
October 1, 2003
----------------------------------------------  ---------------
Each of November 1, 2003 and December 1, 2003   $       250,000
----------------------------------------------  ---------------
January 1, 2004                                 $     1,000,000
----------------------------------------------  ---------------
Each of February 1, 2004 and March 1, 2004      $       550,000
----------------------------------------------  ---------------
April 1, 2004                                   $     1,000,000
----------------------------------------------  ---------------

In addition, all accrued and unpaid interest shall be due and payable on April 1, 2004 (the "Maturity Date").
                 --------------

     (c)  Default  Interest.  If  this  Note is not paid in full on the Maturity
Date or if any payment required under this Note is not made on the date that such payment is required or if any other Event of Default has occurred and is continuing, default interest shall be payable on the unpaid


Secured Promissory Note -- Page 1
amount hereof at the rate of 21% per annum. All default interest on this Note shall be calculated on the basis of a 360 day year, and the actual number of days elapsed.

     (d) Limitation on Interest. Notwithstanding anything herein to the contrary, the interest (including default interest) payable by the Borrower with respect to this Note shall not exceed the maximum amount permitted by applicable law.

SECTION 3.  CONDITIONS  TO  LOANS.
             ---------------------

     Loans will not be made by the Lender to the Borrower under this Note prior to the receipt by the Lender of all of the following, all in form and substance satisfactory to the Lender:

     (a)  RESOLUTIONS.  Duly  adopted  resolutions  of the Board of Directors of
          -----------
each of the Borrower and the Parent which authorize the execution, delivery and performance of the Loan Documents to which it is or is to be party;

     (b)  CERTIFICATE  OF  INCUMBENCY.  A certificate of incumbency certified by
          ---------------------------
the Secretary of each of the Borrower and the Parent certifying as to the name of each officer (or other representative) who is authorized to sign the Loan Documents to which it is or is to be a party, together with specimen signatures of each such officer or other representative;

     (c)  ARTICLES  OF  INCORPORATION.  The  articles  or  certificate  of
          ---------------------------
incorporation  of each of the Borrower and the Parent certified by the Secretary
          -
of State of the state of incorporation of such entity and dated as of a current date;

     (d) BYLAWS.  The bylaws of each of the Borrower and the Parent certified by
         ------
the  Secretary  or  Manager  of  such  entity;

     (e)  GOOD STANDING CERTIFICATES.      Certificates of appropriate officials
          --------------------------
as to the existence and good standing of the Borrower in its jurisdiction of incorporation and in all jurisdictions in which it is required qualify to do business as a foreign corporation, all dated as of a current date;

     (f)  LIEN  SEARCHES.  Lien searches in the name of the Borrower (and in all
          --------------
names under which any of them has done business within the last five years) in each jurisdiction where the Borrower maintains an office or has property, showing no financing statements or other lien instruments of record affecting the License Agreement or the Mexican Bond;

     (h)  ASSIGNMENT,  PARENT  GUARANTY  AND  LICENSEE AGREEMENT.  Execution and
          ------------------------------------------------------
delivery of (i) the Assignment by the Borrower and any additional documents or instruments necessary for the Lender's perfection of the liens created thereby,
(ii) the Parent Guaranty by the Parent, and (iii) an agreement, in form and substance satisfactory to the Lender, from the Licensee to make payments owing under the License Agreement directly to the Lender for as long as any amount is owing under this Note;


Secured Promissory Note -- Page 2

     (i)  MEXICAN  BOND.  Delivery  of the original Mexican Bond, accompanied by
          -------------
all required endorsements thereto executed in blank, and all assignment or other documents required by the Lender in connection with the Mexican Bond; and

     (j)  PAYMENT  OF FEES AND EXPENSES.  Evidence of payment of all fees, costs
          -----------------------------
and  expenses  of  or  incurred  by  the  Lender  and/or  its  legal  counsel.

SECTION 4.   REPRESENTATIONS AND WARRANTIES.
             ------------------------------

     The  Borrower  represents  and  warrants  to  the  Lender  that:

     (a)  ORGANIZATION; POWER AND AUTHORITY.  The Borrower is a corporation duly
          ---------------------------------
organized, validly existing and in good standing under the laws of the State of Colorado, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Borrower has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Note and to perform the provisions hereof and of the other Loan Documents to which it is a party.

     (b)  AUTHORIZATION,  ETC.  This Note and the other Loan Documents have been
          --------------------
duly authorized by all necessary corporate action on the part of the Borrower, and this Note and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c)  COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.  The execution, delivery
          --------------------------------------------
and performance by the Borrower of this Note and the other Loan Documents will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any lien or other encumbrance in respect of any property of the Borrower or any subsidiary under, any indenture, mortgage, deed of trust, loan, credit agreement, corporate charter or by-laws, or any other material agreement, lease or instrument to which the Borrower or any subsidiary is a party or by which the Borrower or any subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to the Borrower or any subsidiary or (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to the Borrower or any subsidiary, which violation would reasonably be expected to have a Material Adverse Effect.

     (d)  GOVERNMENTAL  AUTHORIZATIONS,  ETC.  No  consent,  approval  or
          ----------------------------------
authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the


Secured Promissory Note -- Page 3
execution, delivery or performance by the Borrower of this Note or any of the other Loan Documents to which it is a party.

     (e)  LITIGATION;  OBSERVANCE  OF  STATUTES  AND  ORDERS.  (i)  There are no
          --------------------------------------------------
actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any subsidiary or any property of the Borrower or any subsidiary in any court or before any arbitrator of any kind or before or by any governmental authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          (ii) Neither the Borrower nor any subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or governmental authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation environmental laws) of any governmental authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     (f)  TAXES.  The  Borrower  and  its subsidiaries have filed all income tax
          -----
returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, or the failure to file with respect to which, is not individually or in the aggregate material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Borrower or a subsidiary, as the case may be, has established adequate reserves in accordance with generally accepted accounting principles.

     (g)  TITLE  TO  PROPERTY;  LEASES.  The  Borrower and its subsidiaries have
          ----------------------------
good title to their respective properties, in each case free and clear of liens, except for (i) liens in favor of the Lender, and (ii) those defects in title and liens that, individually or in the aggregate, would not have a Material Adverse Effect. All material leases are valid and subsisting and are in full force and effect in all material respects except to the extent that the failure to be so would not, individually or in the aggregate, have a Material Adverse Effect.

     (h)  LICENSES,  PERMITS,  ETC.  The  Borrower  and  its subsidiaries own or
          ------------------------
possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are material, without conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

     (i)  PRIVATE  OFFERING  BY  THE  BORROWER.  Neither the Borrower nor anyone
          ------------------------------------
acting on its behalf has taken, or will take, any action that would subject the issuance or sale of this Note to the registration requirements of Section 5 of the Securities Act of 1933, as amended.

     (j)  EXISTING  INDEBTEDNESS.  Neither the Borrower nor any subsidiary is in
          ----------------------
default, and no waiver of default is currently in effect, in the payment of any principal of or interest on any Indebtedness of the Borrower or such subsidiary and no event or condition exists with respect to any such Indebtedness of the Borrower or any subsidiary that would (i) permit (or that with notice or the


Secured Promissory Note -- Page 4
lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment or (ii) prevent the Borrower or any subsidiary from prepaying any such Indebtedness without prepayment penalty or premium.

SECTION 5.   COVENANTS.
             ---------

     In addition to the other undertakings herein contained, the Borrower hereby covenants to the Lender that so long as any amount payable hereunder is outstanding the Borrower shall perform the following obligations:

     (a)  OTHER  AGREEMENTS.  The  Borrower  shall  perform  and shall cause its
          -----------------
subsidiaries to perform all of its and their respective obligations as and when required pursuant and with respect to (i) all Indebtedness of the Borrower or such subsidiary outstanding from time to time, (ii) the License Agreement, and
(iii)  all  other  material  contracts  and  agreements.

     (b)  INFORMATION.  The  Borrower  shall  furnish  to  the  Lender:
          -----------

          (i) promptly, such financial and other information as the Lender may from time to time reasonably request;

          (ii) promptly, any financial and other information provided to any Person that has provided any Indebtedness to the Borrower or any of its subsidiaries; and

          (iii) promptly, any financial and other information provided to the shareholders or members of the Borrower.

     (c)  COMPLIANCE  WITH  LAW.  The  Borrower  will and will cause each of its
          ---------------------
subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, environmental laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (d)  INSURANCE.  The  Borrower will and will cause each of its subsidiaries
          ---------
to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.


Secured Promissory Note -- Page 5

     (e)  MAINTENANCE  OF  PROPERTIES.  The Borrower will and will cause each of
          ---------------------------
its subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not
                                            --------
prevent the Borrower or any subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Borrower has concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.

     (f)  PAYMENT  OF  TAXES.  The  Borrower  will  and  will  cause each of its
          ------------------
subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that
                                                                   --------
neither  the  Borrower nor any subsidiary need pay any such tax or assessment if
(i) the amount, applicability or validity thereof is contested by the Borrower or such subsidiary on a timely basis in good faith and in appropriate proceedings, and the Borrower or a subsidiary of the Borrower has established adequate reserves therefor in accordance with generally accepted accounting principles on the books of the Borrower or such subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

     (g)  CORPORATE EXISTENCE, ETC.  The Borrower will at all times preserve and
          -------------------------
keep in full force and effect its corporate existence. The Borrower will at all times preserve and keep in full force and effect the corporate existence of each of its subsidiaries (unless merged or consolidated into the Borrower or a subsidiary of the Borrower) and all rights and franchises of the Borrower and its subsidiaries unless, in the good faith judgment of the Borrower, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

     (h)  MERGER,  CONSOLIDATION,  ETC.  The Borrower shall not consolidate with
          -----------------------------
or merge with any other corporation or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person.

     (i)  DISPOSITION OF PROPERTY.  The Borrower shall not, and shall not permit
          -----------------------
any subsidiary of the Borrower to, sell, lease, assign, transfer or otherwise dispose of its or their property or assets, except for (i) dispositions of inventory in the ordinary course of business and (ii) dispositions of minor or immaterial amounts of property or assets no longer used in the ordinary course of business.

     (j)  TRANSACTIONS  WITH  AFFILIATES.  The Borrower shall not, and shall not
          ------------------------------
permit any subsidiary of the Borrower to, enter into any transaction, including, without limitation, the purchase, sale or exchange of property or assets, or the rendering of any service, with any affiliate of the Borrower or such subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such subsidiary than would be obtained in a comparable arms-length transaction with a Person not an affiliate of the Borrower or such subsidiary.


Secured Promissory Note -- Page 6

     (k)  INSPECTION.  The  Borrower  shall  permit  the  representatives of the
          ----------
Lender, at the expense of the Borrower, to visit and inspect any of the offices or properties of the Borrower or any subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Borrower authorizes said accountants to discuss the affairs, finances and accounts of the Borrower and its subsidiaries), all at such times and as often as may be requested upon reasonable notice during normal business hours.

     (l)  INDEBTEDNESS.  The  Borrower  shall  not,  and  shall  not  permit any
          ------------
subsidiary of the Borrower to, incur, create, assume or permit to exist any Indebtedness, except Debt to the Lender pursuant to the Loan Documents.

     (m)  LIENS.  The Borrower shall not, and shall not permit any subsidiary of
          -----
the Borrower to, incur, create, assume or permit to exist any lien upon any of its property (other than liens upon real property of the Borrower or any subsidiary of the Borrower) or revenues, whether now owned or hereafter acquired, except liens in favor of the Lender securing the Debt pursuant to the Loan Documents.

     (n)  RESTRICTED PAYMENTS.  The Borrower shall not, and shall not permit any
          -------------------
subsidiary of the Borrower to, directly or indirectly declare, order, pay, make or set apart any sum for (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of the Borrower or any of its subsidiaries now or hereafter outstanding, (ii) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower or any of its subsidiaries now or hereafter outstanding,
(iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower or any of its subsidiaries now or hereafter outstanding, or (iv) any purchase, redemption or payment of or with respect to any Indebtedness (other than the Debt), whether in the form of principal, interest, premium or otherwise.

     (o)  PROCEEDS  OF LICENSE AGREEMENT.  The Borrower shall cause the Licensee
          ------------------------------
under the License Agreement to make all payments required to be made to the Borrower under the License Agreement to be made directly to the Lender. The Lender shall apply all payments made by the Licensee to the Lender under the License Agreement to be applied to the Debt until such time as the Debt has been indefeasibly paid in full, at which time the Lender shall return any remaining amounts to the Borrower.

     (q)  FURTHER  DOCUMENTS.  The  Borrower  shall  execute  all  such  other
          ------------------
documents and instruments and do all such other acts and things as the Lender may from time to time reasonably require to carry out the transactions contemplated herein.

SECTION 6.   EVENTS  OF  DEFAULT.
             -------------------


Secured Promissory Note -- Page 7

     Except  upon  the  occurrence of an event under (e) or (f) below, whereupon
                                                      -      -
this Note shall become immediately due and payable without notice or declaration by the Lender, the Lender may, by written notice to the Borrower, declare this
Note immediately due and payable, whereupon this Note and all sums due hereunder shall become immediately due and payable without protest, presentment, demand or notice (except the notice referred to above in this Section 6) or without
                                                           ---------
petition to any court, all of which are expressly waived by the Borrower, if any of the following events (each an "Event of Default") shall occur:
                                        ------------------

     (a) principal or interest due under this Note shall not be paid as and when due, whether at maturity, by declaration or otherwise; or

     (b) any representation by the Borrower herein shall prove to be false or incorrect in any material respect as of the date made; or

     (c) the Borrower shall default in any material respect in the due performance of any term or covenant of this Note (which is not the subject of another subsection of this Section 6) which default, if remediable, shall
                               ----------
continue unremedied for a period of five (5) days after the earlier of (i) the day an officer of the Borrower obtains actual knowledge of such default, and
(ii) the day the Lender gives written notice of such default to the Borrower; or

     (d) (i) the Borrower or any subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $50,000 beyond any period of grace provided with respect thereto, or (ii) the Borrower or any subsidiary is in default in the performance of or compliance with any term of any Indebtedness in an aggregate outstanding principal amount of at least $50,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment; or

     (e) the Borrower or any subsidiary shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or any of its assets or properties, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or any answer admitting the material allegations of a petition filed against it in any proceeding under any such law or if action shall be taken by the Borrower or such subsidiary for the purpose of effecting any of the foregoing, (vi) have commenced against it any case, proceeding or other action of a nature described in (i) through (v) above which results in the entry of an order for relief, or which remains undismissed for a period of 60 days or (vii) take or be subject to any action similar to those specified in clauses (i) through (vi) in any jurisdiction; or

     (f) an order, judgment or decree shall be entered, without the application, approval or consent of the Borrower or any subsidiary, with respect to the Borrower or such subsidiary or all or a


Secured Promissory Note -- Page 8
substantial part of the assets of the Borrower or any such subsidiary, appointing a receiver, trustee or liquidator of the Borrower or such subsidiary, or any similar order, judgment or decree shall be entered or appointment made in any jurisdiction, and such order, judgment or decree or appointment shall continue unstayed and in effect for a period of 60 days; or

     (g) a final judgment or judgments for the payment of money aggregating in excess of $25,000 are rendered against one or more of the Borrower and its subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

     (h)  the  Lender  in  good  faith  deems  itself  insecure;  or

     (i) the occurrence of any event or condition which constitutes a Material Adverse Effect.

SECTION 7.   APPLICATION  OF  PAYMENTS.
             -------------------------

     This Note may be prepaid, in whole or in part, without premium or penalty. All prepayments shall be applied, first, to the payment of accrued interest on this Note to the date of such payment and second, to the payment of the principal amount of this Note. Each payment received by the Lender following the Maturity Date shall be applied, first, to the payment of accrued default interest on this Note to the date of such payment and second, to the payment of the principal amount of this Note.

SECTION 8.   SECURITY.
             --------

     To secure the full and complete payment and performance of the Debt of the Borrower under this Note, the Borrower will assign to Lender all of its right, title and interest in and to the following property, whether now owned or hereafter acquired, pursuant to the Assignment and such other agreemetns, instrument or other documetns as are required by Lender:

     (a) all of the Borrower's right, title and interest in and to the Mexico Bond and the License Agreement; and

     (b)  all  proceeds  of  the  same.

SECTION  9.  ADDITIONAL  DEFINITIONS.
             -----------------------

     As used herein, the following terms have the respective meanings set forth below:

     "Business  Day"  means, for the purposes of this Note, any day other than a
      -------------
Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

     "Capital  Leases"  means,  at  any  time, a lease with respect to which the
      ---------------
lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with generally accepted accounting principles.


Secured Promissory Note -- Page 9

     "Assignment"  means  the Assignment of License Agreement dated of even date
      ----------
herewith between the Borrower and the Lender, pursuant to which the Borrower grants to the Lender an assignment of Borrower's right, title and interest in and to the License Agreement.

     "Debt"  means  collectively  the  unpaid  principal  of  and  interest  on
      ----
(including, without limitation, default interest accruing after the maturity date of this Note and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) this Note and all other indebtedness of the Borrower in respect hereof, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, in each case whether on account of principal, premium, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

     "Default"  means an event or condition the occurrence or existence of which
      -------
would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Guaranty"  means,  with  respect to any Person, any obligation (except the
      --------
endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     "Indebtedness"  with  respect  to  any  Person,  means,  on  any  date  of
      ------------
determination  (without  duplication):


Secured Promissory Note -- Page 10

          (a)  its  liabilities  for  borrowed  money;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business consistent with past practice);

          (c) all liabilities appearing on its balance sheet in accordance with generally accepted accounting principles in respect of Capital Leases;

          (d) all liabilities for borrowed money secured by any lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

          (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

          (f)  Swaps  of  such  Person;  and

          (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

     "License  Agreement"  means  the  License Agreement dated January ___, 2003
      ------------------
between the Borrower and the Licensee, in form and substance satisfactory to the Lender.

     "Licensee"  means  Divisas  Mexicanas, S.A. de C.V., a Mexican company, and
      --------
includes any successor or assign to such entity's right and obligations under the License Agreement.

     "Loan  Documents"  means this Note, the Assignment, the Parent Guaranty and
      ---------------
all other agreements, documents, instruments and certificates now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Material  Adverse  Effect"  means  a  material  adverse  effect on (i) the
      -------------------------
business, operations, financial condition, assets, properties or prospects of the Borrower individually or of the Borrower and its subsidiaries taken as a whole, or (ii) the ability of the Borrower to perform its obligations under this Note or any of the Loan Documents, or (iii) the validity or enforceability of this Note or any of the Loan Documents.

     "Mexico  Bond"  means  the Bond dated January ___, 2003 made by Afianzadora
      ------------
Sofimex S.A. payable to the Borrower in an aggregate amount of U.S.$4,900,000, in form and substance satisfactory to the Lender.

     "Parent"  means  EGX  Funds  Transfer,  Inc.,  a  Delaware  corporation.
      ------


Secured Promissory Note -- Page 11

     "Parent  Guaranty"  means  a  guaranty  agreement  in  form  and  substance
      ----------------
satisfactory to the Lender, pursuant to which the Parent Guaranties payment and performance of the Borrower's Debt to the Lender.

     "Person"  means  an individual, partnership, corporation, limited liability
      ------
company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "subsidiary" means, as to any Person, any corporation, association or other
      ----------
business entity in which such Person or one or more of its subsidiaries or such Person and one or more of its subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its subsidiaries or such Person and one or more of its subsidiaries. Unless the context otherwise clearly requires, any reference to a "subsidiary" is a reference to a subsidiary of the Borrower.

     "Swaps" means, with respect to any Person, payment obligations with respect
      -----
to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Note, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

SECTION 10.   MAXIMUM  RATE.
              -------------

     It is the intention of the Borrower and the Lender to conform strictly to any usury laws in force that apply to this transaction. Accordingly, all agreements among the parties hereto whether previously existing, now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of the amounts owing under this Note or otherwise, shall the interest (and all other sums that are deemed to be interest) contracted for, charged or received by the Lender with respect to this Note, exceed the Highest Lawful Rate. The "Highest Lawful
                                                                  --------------
Rate"  means the maximum nonusurious interest rate that at any time or from time
----
to time may be contracted for, taken, reserved, charged or received under the laws of the United States and the laws of such states as may be applicable thereto which are presently in effect or, to the extent allowed under such applicable laws of the United States and the laws of such states, which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. If, from any circumstance whatsoever, interest under any agreement to which the Borrower and the Lender are parties would otherwise be payable in excess of the Highest Lawful Rate, and if from any circumstance the Lender shall ever receive anything of value deemed interest by applicable law in excess of the Highest Lawful Rate, then the Lender's receipt of such excess interest shall be deemed a mistake and the same shall, so long as no Event of Default


Secured Promissory Note -- Page 12
under this Note, the Parent Guaranty or the Assignment shall be continuing, at the option of the Borrower, either be repaid to the Borrower or credited to the unpaid principal; provided, however, that if an Event of Default shall have
                    --------   -------
occurred and be continuing, and the Lender shall receive excess interest during such period, then the Lender shall have the option of either crediting such excess amount to principal or refunding such excess amount to the Borrower. All interest paid or agreed to be paid to the Lender shall, to the extent allowed by applicable law, be amortized, prorated, allocated, and spread throughout the full period of the Lender's credit relationship with the Borrower until payment in full of the principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the Highest Lawful Rate.

SECTION 11.   ASSIGNMENT,  ETC.
              -----------------

          This Note shall be binding upon each of the Borrower, the Lender and their respective successors and assigns; provided, however, the Borrower may not
                                         --------  -------
assign this Note without the prior written consent of the Lender. The Lender may sell, assign or transfer this Note without any requirement of consent by the Borrower.

SECTION 12.   INDEMNIFICATION.
              ---------------

     The Borrower shall pay, indemnify, and hold the Lender harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees and expenses) or disbursements of any kind or nature whatsoever ("Losses") arising
                                                                ------
out of or in connection with (a) the enforcement of any rights of the Lender under this Note or any of the other Loan Documents, and (b) any claim (whether or not asserted in any legal proceeding), litigation, investigation, arbitration or proceeding relating to this Note (collectively, "indemnified liabilities");
                                                      -----------------------
provided that the Borrower shall have no obligation hereunder to the Lender with
--------
respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Lender. The agreements in this Section 12 shall survive the
                                                    ----------
repayment of this Note, the repayment of all other amounts payable hereunder and the termination of the Loan Documents.

SECTION 13.   NO  WAIVER,  CUMULATIVE  REMEDIES.
              ---------------------------------

          The Lender shall not by any act (except by a written instrument signed by the Lender), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.


Secured Promissory Note -- Page 13

SECTION 14.   WAIVER  OF  PROTEST,  PRESENTMENT,  ETC.
              ----------------------------------------

          The Borrower hereby waives protest, presentment, notice of dishonor and notice of acceleration of maturity and agrees to continue to remain bound for the payment of principal, interest and all other sums due under this Note notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest.

SECTION 15.   EXPENSES.
              --------

          The Borrower agrees to pay or reimburse, or cause to be paid or reimbursed, all of its and the Lender's costs and expenses incurred in connection with the preparation, execution, and delivery of this Note and the other Loan Documents, including, without limitation, the fees and disbursements of their respective counsel.

SECTION 16.    NOTICE.
               ------

          All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be sent by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                    a.   if to the Borrower:

                         E Merchant Processing, Incorporated
                         3125 Sterling Circle
                         Boulder, Colorado 80301
                         Attention: Jason Galonis
                         Facsimile No.: (303) 544-0111

                    b.   if to the Lender:

                         IIG Trade Opportunities Fund N.V.
                         17 State Street, 18th Floor
                         New York, New York 10004
                         Attention: Martin Silver
                         Facsimile No.: (212) 785-4843

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, post prepaid, if mailed; and when receipt is acknowledged, if telecopied. The Borrower or the Lender may change the address to which notices, demands and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.


Secured Promissory Note -- Page 14

SECTION 17.   GOVERNING  LAW.
              --------------

     THIS NOTE AND THE LEGAL RELATIONS BETWEEN THE BORROWER AND THE HOLDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 4.   CONSENT  TO  JURISDICTION  AND  SERVICE  OF  PROCESS.
             ----------------------------------------------------

     Any legal action, suit or proceeding arising out of or relating to this Note, the other Loan Documents or the agreements and transactions contemplated hereby or thereby may be instituted only in a state or federal court of the State of New York located in New York County and the Borrower agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Note, the agreements contemplated hereby or the subject matter hereof or thereof may not be enforced in or by such court. The Borrower further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against the Borrower if given by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to the Borrower as herein provided.

SECTION 19.   WAIVER  OF  JURY  TRIAL.
              -----------------------

     THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENT OR TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM IN CONNECTION HEREWITH.


                  [Remainder of page intentionally left blank.]


Secured Promissory Note -- Page 15

EXECUTED AS OF THE DATE FIRST WRITTEN ABOVE.

                                             E MERCHANT PROCESSING,
                                             INCORPORATED



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

AGREED TO AND ACCEPTED:

IIG CAPITAL LLC, AS AGENT FOR IIG TRADE
OPPORTUNITIES FUND N.V.


By:
   -------------------------------------
   Name:
   Title:


Secured Promissory Note -- Page 16
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